SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 25, 2007
UST INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-17506	06-1193986

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	I.R.S. Employer Identification No.)

100 West Putnam Avenue, Greenwich, Connecticut	06830

(Address of principal executive offices)	(Zip Code)
(203) 661-1100

(Registrant’s telephone number, including area code)
None

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE PAGE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE

Item 2.02 Results of Operations and Financial Condition.
A copy of the press release issued by UST Inc. (the “Company”) on Thursday, January 25, 2007 describing its results of operations for, and its financial condition as of, the fourth quarter and fiscal year ended December 31, 2006, is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
Exhibit 99.1          Press Release dated January 25, 2007

SIGNATURE PAGE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2007	UST INC.

	By:	/s/ MARIA R. SHARPE

		Name:	Maria R. Sharpe
		Title:	Senior Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Document Description
99.1	Press Release dated January 25, 2007